UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015 (May 14, 2015)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Corrections Corporation of America (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2015 and there were present in person or represented by proxy 109,154,145 shares of the Company’s common stock representing 93.35% of the 116,927,005 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) elected twelve directors to the Board (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and (iii) approved the compensation of the Company’s named executive officers. The number of votes “For”, “Against” and “Abstain” as well as the number of broker non-votes for each proposal were as follows:

Proposal 1: The election of John D. Ferguson, Damon T. Hininger, Donna M. Alvarado, John D. Correnti, Robert J. Dennis, C. Michael Jacobi, Anne L. Mariucci, Mark A. Emkes, Thurgood Marshall, Jr., Charles L. Overby, John R. Prann, Jr. and Joseph V. Russell to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
John D. Ferguson	100,164,847	514,665	36,663	8,437,970
Damon T. Hininger	100,369,826	312,904	33,445	8,437,970
Donna M. Alvarado	99,984,879	697,514	33,782	8,437,970
John D. Correnti	100,319,207	363,065	33,903	8,437,970
Robert J. Dennis	99,479,717	1,194,796	41,662	8,437,970
C. Michael Jacobi	92,310,644	8,365,257	40,274	8,437,970
Anne L. Mariucci	100,021,259	663,611	31,305	8,437,970
Mark A. Emkes	100,096,013	583,077	37,085	8,437,970
Thurgood Marshall, Jr.	100,553,798	145,332	17,045	8,437,970
Charles L. Overby	99,570,860	1,105,487	39,828	8,437,970
John R. Prann, Jr.	99,971,847	709,555	34,773	8,437,970
Joseph V. Russell	99,565,329	1,114,437	36,409	8,437,970

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
106,755,004	2,383,097	16,044	—

Proposal 3: An advisory vote to approve the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
99,063,649	1,560,968	91,558	8,437,970

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 15, 2015

CORRECTIONS CORPORATION OF AMERICA

By:	/s/ David M. Garfinkle
David M. Garfinkle
Executive Vice President and Chief Financial Officer